Exhibit 10.5.1
ORBCOMM Inc.
2115 Linwood Avenue, Suite 100
Fort Lee, NJ 07024
October 10, 2007
Re: Memorandum of Agreement by and between ORBCOMM Inc. (“ORBCOMM”) and Orbital Sciences Corporation (“Orbital”) concerning modification to Amendment #1, dated as of April 21, 2006 (the “Amendment”) of ORBCOMM Concept Demonstration Communication Payload Procurement Agreement B10LG1192, dated November 3, 2004 (the “Procurement Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Amendment.
Ladies and Gentlemen:
This Memorandum of Agreement sets forth the parties’ agreement to amend certain particulars of the Amendment and, in consideration therefore, Orbital shall deliver and convey to ORBCOMM all right, title, interest and possession to certain equipment as described below.
The liquidated delay damages set forth under Section 3(i) of the Amendment associated delivery of Additional Payloads #3, 4, 5 and 6 are amended to commence on and including the following dates:

Additional Payload #3:	October 4, 2007
Additional Payload (& antenna) #4:	October 11, 2007 (also includes antenna for PL #3)
Additional Payload (& antenna) #5:	October 21, 2007
Additional Payload (& antenna) #6:	The date that is 75 days from the receipt by Orbital of the payload plate.
The restarted liquidated delay damages will be assessed at a rate of $8,500 USD per payload per day starting on the onset dates shown above. The maximum liquidated delay damages shall not exceed a cap of $850,000.00 USD as set forth in the Amendment.
The parties agree that the Holdback Amount of $680,000 under Section 3(vii) of the Amendment shall be paid by ORBCOMM to a mutually agreeable third party escrow agent prior to the launch of one or more of the Additional Payloads and shall be released to ORBCOMM or Orbital, on a pro rata basis, in accordance with the terms of the Amendment.
AP Milestone #9 shall be split to account for the later delivery of Additional Payload #6 as follows: Payment for successful completion of delivery of (i) Additional Payload # 5 and

Orbital Sciences Corporation • Space Systems Group • 21839 Atlantic Blvd., Dulles, VA 20166 • 703-948-8300

antenna shall be $350,000 USD and (ii) Additional Payload #6 and antenna shall be $150,000 USD.
Finally, Orbital shall deliver and convey to ORBCOMM all right, title, interest and possession of the EGSE rack of equipment described on attached Schedule 1 (the “EGSE Equipment”) currently in use by Orbital for the purpose of Additional Payload testing together with the delivery of Additional Payload #5. Orbital agrees that its representations and warranties set forth in Section 9.1 of the Procurement Agreement are true and correct with respect to the EGSE Equipment.
Except as expressly modified in this Memorandum of Agreement, all other terms of the Amendment, including all exhibits thereto, shall remain in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Memorandum of Agreement to be executed as of the day and year first written above.

ORBCOMM INC.		ORBITAL SCIENCES CORPORATION

By:	/s/ John J. Stolte	By:	/s/ Rob Cramer

Name:	John J. Stolte	Name:	Rob Cramer

Title:	EVP TECH & OPS	Title:	Director of Contracts

Date:	10/15/07	Date:	10/16/07

Orbital Sciences Corporation • Space Systems Group • 21839 Atlantic Blvd., Dulles, VA 20166 • 703-948-8300

Schedule 1

ITEM	DESCRIPTION	PART NUMER	QTY.
#
1	EGSE PAYLOAD RACK A ASSEMBLY	S15872030000-01	1
2	GPS RECEIVER — SYMMETRICOM	XL-AK	1
3	PRECISION C/N GENERATOR — NOISE/COM	UFX-BER-IF1	1
4	FREQUENCY COUNTER — FLUKE	PM6685	1
5	POWER METER — AGILENT	E4418B	1
6	POWER HEAD — AGILENT	E9301H	1
7	SPECTRUM ANALYZER — HP/AGILENT	8560B	1
8	SIGNAL GENERATOR — AGILENT	E4434B	1
9	SIGNAL GENERATOR — AGILENT	E4438C	1
10	ACE-360 COMM INTERFACE — ORBITAL	4AA80000132-01	1
11	VME RACK MOUNT CHASSIS — SYNERGY	N/A	1
12	TORREY MODEM CARD — TORREY SCIENCE	N/A	1
13	DSP CARD — SYNERGY	DSP-440	1
14	VTI CARD 48V — SYNERGY	N/A	1
15	POWER SUPPLY CHASSIS — AGILENT	N6700B	1
16	POWER SUPPLY CHASSIS — AGILENT	N6700B	1
17	POWER SUPPLY CHASSIS — AGILENT	N6700B	1
18	POWER MODULE 0-20V — AGILENT	N6743B	1
19	POWER MODULE 0-20V 15A — AGILENT	N6773A	1
20	POWER MODULE 0-8V — AGILENT	N6732B	1
21	PAYLOAD MONITOR PANEL — ORBITAL	S15872030100-01	1
22	EGSE PAYLOAD RACK B ASSEMBLY	S15872030000-01	1
23	SIGNAL GENERATOR — HP/AGILENT	8643A	1
24	RF SWITCH MATRIX — ORBITAL	S158720303Y0-01	1
25	ANTENNA SIMULATOR — ORBITAL	S158720304Y0-01	1
26	RF MONITOR PANEL — ORBITAL	S15872030200-01	1
27	Sun Workstation w/pasissim and atlas card software	TBD	1
28	Sun Keyboard	TBD	1

Orbital Sciences Corporation • Space Systems Group • 21839 Atlantic Blvd., Dulles, VA 20166 • 703-948-8300

29	Sun Mouse	TBD	1
30	Sun Monitor	TBD	1
31	Desktop PC w/Labview license and Orbital Labview software	TBD	1
32	PC Keyboard	TBD	1
33	PC Mouse	TBD	1
34	PC Monitor	TBD	1
35	PAYLOAD EXTERNAL POWER INTERFACE CABLE	S15872036200-01	1
36	PAYLOAD EXTERNAL DATA INTERFACE CABLE	S15872036000-01	1
37	[Removed]
38	RF TEST PORT CABLES	TBD	3

Orbital Sciences Corporation • Space Systems Group • 21839 Atlantic Blvd., Dulles, VA 20166 • 703-948-8300